UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 13, 2022

WVS Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22444	25-1710500
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9001 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(412) 364-1911

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	WVFC	NASDAQ Global Market
(Title of Class)	(Trading Symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 13, 2022, WVS Financial Corp. (the “Company”) issued a press release announcing that it filed a Form 15 with the Securities and Exchange Commission to suspend its duty to file reports under Section 13 and 15(d) of the Securities Exchange Act of 1934. In addition, the Company voluntarily delisted its common stock, par value $0.01 per share (the “Common Stock”) from the Nasdaq Global Market and on June 13, 2022, the Common Stock commenced trading under the symbol “WVFC” on the OTCQX Marketplace, operated by OTC Markets Group.

A copy of the press release, dated June 13, 2022 is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press Release, dated June 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WVS FINANCIAL CORP.

By:	/s/David J. Bursic
Name:	David J. Bursic
Title:	President and Chief Executive Officer

Date: June 13, 2022

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